BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2014	2013
ASSETS
Cash and due from banks	$155,484	$196,264
Federal funds sold	100	5,430
Total cash and cash equivalents	155,584	201,694
Securities:
Trading	8,066	7,111
Available for sale	214,778	185,607
Held to maturity fair value of $243,966 at June 2014 and $271,854 at June 2013	247,729	275,691
Stock of the Federal Home Loan Bank, at cost	42,770	27,750
Loans held for sale, carried at fair value	20,575	36,665
Loans held for sale, carried at lower of cost or fair value	114,796	40,326
Loans—net of allowance for loan losses of $18,373 as of June 2014 and $14,182 as of June 2013	3,532,841	2,256,918
Accrued interest receivable	13,863	9,763
Furniture, equipment and software—net	6,707	6,418
Deferred income tax	25,245	23,555
Cash surrender value of life insurance	5,625	5,445
Mortgage servicing rights, carried at fair value	562	—
Other real estate owned and repossessed vehicles	75	2,006
Other assets	13,783	11,822
TOTAL ASSETS	$4,402,999	$3,090,771

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$186,786	$81,524
Interest bearing	2,854,750	2,010,475
Total deposits	3,041,536	2,091,999
Securities sold under agreements to repurchase	45,000	110,000
Advances from the Federal Home Loan Bank	910,000	590,417
Subordinated debentures	5,155	5,155
Accrued interest payable	1,350	1,674
Accounts payable and accrued liabilities and other liabilities	29,180	23,264
Total liabilities	4,032,221	2,822,509
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A— $10,000 stated value and liquidation preference per share; 515 shares issued and outstanding as of June 2014 and June 2013	5,063	5,063
Common stock—$0.01 par value; 50,000,000 shares authorized, 15,423,822 shares issued and 14,451,900 shares outstanding as of June 2014; 25,000,000 shares authorized, 14,638,229 shares issued and 13,733,325 shares outstanding as of June 2013	154	146
Additional paid-in capital	207,579	156,297
Accumulated other comprehensive income (loss) — net of tax	(10,366)	(10,800)
Retained earnings	183,460	127,813
Treasury stock, at cost; 971,922 shares as of June 2014 and 904,904 shares as of June 2013	(15,112)	(10,257)
Total stockholders’ equity	370,778	268,262
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,402,999	$3,090,771

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2014	2013	2012
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$147,664	$113,503	$89,308
Investments	25,214	22,151	26,425
Total interest and dividend income	172,878	135,654	115,733
INTEREST EXPENSE:
Deposits	24,817	22,868	24,889
Advances from the Federal Home Loan Bank	6,981	5,939	5,955
Other borrowings	3,983	5,219	5,701
Total interest expense	35,781	34,026	36,545
Net interest income	137,097	101,628	79,188
Provision for loan losses	5,350	7,550	8,063
Net interest income, after provision for loan losses	131,747	94,078	71,125
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	208	212	—
Other-than-temporary loss on securities:
Total impairment losses	(2,359)	(8,080)	(3,583)
Loss recognized in other comprehensive loss	(443)	4,579	780
Net impairment loss recognized in earnings	(2,802)	(3,501)	(2,803)
Fair value gain (loss) on trading securities	954	1,274	785
Total unrealized loss on securities	(1,848)	(2,227)	(2,018)
Prepayment penalty fee income	2,687	1,742	863
Gain on sale - other	6,658	1,130	—
Mortgage banking income	10,170	22,953	16,708
Banking service fees and other income	4,580	3,900	817
Total non-interest income	22,455	27,710	16,370
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	32,240	28,874	20,339
Professional services	5,421	3,531	2,213
Occupancy and equipment	2,324	2,086	1,133
Data processing and internet	5,373	2,773	2,251
Advertising and promotional	3,724	4,084	2,703
Depreciation and amortization	2,874	1,904	1,316
Real estate owned and repossessed vehicles	(149)	505	2,382
FDIC and regulatory fees	2,343	2,125	1,527
Other general and administrative	5,783	7,705	4,094
Total non-interest expense	59,933	53,587	37,958
INCOME BEFORE INCOME TAXES	94,269	68,201	49,537
INCOME TAXES	38,313	27,910	20,061
NET INCOME	$55,956	$40,291	$29,476
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$55,647	$39,456	$28,205
COMPREHENSIVE INCOME	$56,390	$34,926	$25,012
Basic earnings per share	$3.87	$3.00	$2.45
Diluted earnings per share	$3.85	$2.89	$2.33

BOFI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2014	2013
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$43,391	$30,905
Investments	6,751	5,558
Total interest and dividend income	50,142	36,463
INTEREST EXPENSE:
Deposits	6,923	5,833
Advances from the Federal Home Loan Bank	2,093	1,366
Other borrowings	630	1,259
Total interest expense	9,646	8,458
Net interest income	40,496	28,005
Provision for loan losses	2,250	1,500
Net interest income, after provision for loan losses	38,246	26,505
NON-INTEREST INCOME:
Realized gain (loss) on sale of mortgage-backed securities	—	(208)
Other-than-temporary loss on securities:
Total impairment losses	(390)	(3,410)
Loss recognized in other comprehensive loss	(248)	2,139
Net impairment loss recognized in earnings	(638)	(1,271)
Fair value gain (loss) on trading securities	466	(82)
Total unrealized loss on securities	(172)	(1,353)
Prepayment penalty fee income	401	557
Gain on sale - other	607	853
Mortgage banking income	2,687	5,823
Banking service fees and other income	1,200	2,194
Total non-interest income	4,723	7,866
NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	8,776	8,043
Professional services	1,096	1,027
Occupancy and equipment	609	553
Data processing and internet	1,305	831
Advertising and promotional	1,251	1,154
Depreciation and amortization	713	625
Real estate owned and repossessed vehicles	(3)	158
FDIC and regulatory fees	677	623
Other general and administrative	1,342	2,339
Total non-interest expense	15,766	15,353
INCOME BEFORE INCOME TAXES	27,203	19,018
INCOME TAXES	11,193	7,886
NET INCOME	$16,010	$11,132
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$15,933	$11,055
COMPREHENSIVE INCOME	$17,013	$7,834
Basic earnings per share	$1.09	$0.79
Diluted earnings per share	$1.09	$0.78

BOFI HOLDING, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2014	2013	2012
NET INCOME	$55,956	$40,291	$29,476
Net unrealized gain (loss) from available-for-sale securities	90	(4,661)	(2,192)
Other-than-temporary impairment on held-to-maturity securities recognized in other comprehensive income	633	(4,282)	(5,220)
Unrealized gain (loss), net of reclassification adjustments, before income taxes	723	(8,943)	(7,412)
Income tax (expense) benefit related to items of other comprehensive income	(289)	3,578	2,948
Other comprehensive income (loss)	$434	$(5,365)	$(4,464)
Comprehensive income	$56,390	$34,926	$25,012

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Preferred Stock		Common Stock				Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
(Unaudited)			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2011	515	$5,063	11,151,963	(715,631)	10,436,332	$112	$88,343	$60,152	$(971)	$(4,933)	$147,766
Net income	—	—	—	—	—	—	—	29,476	—	—	29,476
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(4,464)	—	(4,464)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(1,271)	—	—	(1,271)
Issuance of convertible preferred stock	20,182	19,487	—	—	—	—	—	—	—	—	19,487
Issuance of common stock	—	—	862,500	—	862,500	9	13,335	—	—	—	13,344
Convert preferred stock to common stock	(50)	(48)	3,096		3,096	1	47	—	—	—	—
Stock-based compensation expense	—	—	—	—	—	—	2,493	—	—	—	2,493
Restricted stock grants	—	—	229,497	(93,411)	136,086	1	659	—	—	(1,677)	(1,017)
Stock option exercises and tax benefits of equity compensation	—	—	74,522	—	74,522	—	806	—	—	—	806
Balance as of June 30, 2012	20,647	$24,502	12,321,578	(809,042)	11,512,536	$123	$105,683	$88,357	$(5,435)	$(6,610)	$206,620
Net income	—	—	—	—	—	—	—	40,291	—	—	40,291
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	(5,365)	—	(5,365)
Cash dividends on preferred stock	—	—	—	—	—	—	—	(835)	—	—	(835)
Issuance of convertible preferred stock	1,857	18,544	—	—	—	—	—	—	—	—	18,544
Issuance of common stock	—	—	200,000	—	200,000	2	6,763	—	—	—	6,765
Convert preferred stock to common stock	(21,989)	(37,983)	1,855,411	—	1,855,411	18	37,965	—	—	—	—
Stock-based compensation expense	—	—	—	—	—	—	3,297	—	—	—	3,297
Restricted stock grants	—	—	234,105	(95,862)	138,243	3	2,173	—	—	(3,647)	(1,471)
Stock option exercises and tax benefits of equity compensation	—	—	27,135	—	27,135	—	416	—	—	—	416
Balance as of June 30, 2013	515	$5,063	14,638,229	(904,904)	13,733,325	$146	$156,297	$127,813	$(10,800)	$(10,257)	$268,262
Net income	—	—	—	—	—	—	—	55,956	—	—	55,956
Net unrealized loss from investment securities—net of income tax expense	—	—	—	—	—	—	—	—	434	—	434
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	560,301	—	560,301	7	41,576	—	—	—	41,583
Stock-based compensation expense	—	—	—	—	—	—	4,358	—	—	—	4,358
Restricted stock grants	—	—	169,760	(67,018)	102,742	1	3,470	—	—	(4,855)	(1,384)
Stock option exercises and tax benefits of equity compensation	—	—	55,532	—	55,532	—	1,878	—	—	—	1,878
Balance as of June 30, 2014	515	$5,063	15,423,822	(971,922)	14,451,900	$154	$207,579	$183,460	$(10,366)	$(15,112)	$370,778

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$55,956	$40,291	$29,476
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(8,340)	(7,687)	(11,177)
Net accretion of discounts on loans	(2,647)	(3,443)	(1,950)
Stock-based compensation expense	4,358	3,297	2,493
Tax benefit from exercise of common stock options and vesting of restricted stock grants	(4,856)	(2,332)	(740)
Valuation of financial instruments carried at fair value	(955)	(1,273)	(785)
Net gain on sale of investment securities	—	(212)	—
Impairment charge on securities	2,802	3,501	2,803
Provision for loan losses	5,350	7,550	8,063
Deferred income taxes	(1,980)	(4,618)	(2,328)
Origination of loans held for sale	(741,494)	(1,085,941)	(664,622)
Unrealized (gain) loss on loans held for sale	179	284	(549)
Gain on sales of loans held for sale	(17,007)	(24,367)	(16,159)
Proceeds from sale of loans held for sale	727,265	1,081,954	590,066
Change in fair value of mortgage servicing rights	(45)	—	—
(Gain) loss on sale of other real estate and foreclosed assets	(350)	(372)	1,878
Depreciation and amortization of furniture, equipment and software	2,874	1,904	1,316
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	(4,100)	(1,891)	(1,295)
Other assets	(1,284)	3,466	(163)
Accrued interest payable	(324)	(128)	(435)
Accounts payable and accrued liabilities	5,917	5,767	7,837
Net cash provided by (used) in operating activities	21,319	15,750	(56,271)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(83,033)	(79,533)	(78,367)
Proceeds from sales of available-for-sale mortgage-backed securities	—	2,775	—
Proceeds from repayment of securities	88,086	88,106	118,409
Purchase of stock of the Federal Home Loan Bank	(34,221)	(14,868)	(8,437)
Proceeds from redemption of stock of Federal Home Loan Bank	19,201	7,798	3,220
Origination of loans held for investment	(2,297,976)	(953,012)	(732,820)
Proceeds from sale of loans held for investment	—	—	83,985
Origination of mortgage warehouse loans, net	—	(101,612)	(6)
Proceeds from sales of other real estate owned and repossessed assets	2,724	3,151	8,401
Purchases of loans, net of discounts and premiums	(95)	(1,541)	—
Principal repayments on loans	990,305	541,076	278,240
Purchases of furniture, equipment and software	(3,163)	(3,914)	(2,571)
Net cash used in investing activities	$(1,318,172)	$(511,574)	$(329,946)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$949,537	$476,911	$274,763
Proceeds from the Federal Home Loan Bank advances	950,000	327,417	225,000
Repayment of the Federal Home Loan Bank advances	(630,417)	(159,000)	(108,000)
Repayments of other borrowings and securities sold under agreements to repurchase	(65,000)	(10,000)	(12,500)
Proceeds from exercise of common stock options	500	260	726
Proceeds from issuance of common stock	41,576	6,765	13,344
Proceeds from issuance of preferred stock	—	18,544	19,487
Tax benefit from exercise of common stock options and vesting of restricted stock grants	4,856	2,332	740
Cash dividends paid on preferred stock	(309)	(1,137)	(969)
Net cash provided by financing activities	1,250,743	662,092	412,591
NET CHANGE IN CASH AND CASH EQUIVALENTS	(46,110)	166,268	26,374
CASH AND CASH EQUIVALENTS—Beginning of year	201,694	35,426	9,052
CASH AND CASH EQUIVALENTS—End of year	$155,584	$201,694	$35,426
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$36,104	$34,154	$36,980
Income taxes paid	$37,339	$35,830	$15,255
Transfers to other real estate and repossessed vehicles	$1,206	$4,466	$1,817
Transfers from loans held for investment to loans held for sale	$39,799	$4,654	$81,029
Transfers from loans held for sale to loans held for investment	$1,471	$40,779	$29,786
Preferred stock dividends declared but not paid	$—	$—	$302
Transfer from preferred stock to common stock	$—	$18	$—
Transfer from preferred stock to additional paid-in capital	$—	$37,965	$—

LOANS
The following table sets forth the composition of the loan portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2014	June 30, 2013
Single family real estate secured:
Mortgage	$1,918,626	$1,070,668
Home equity	12,690	22,537
Warehouse and other	370,717	204,878
Multifamily real estate secured	978,511	768,023
Commercial real estate secured	24,061	29,000
Auto and RV secured	14,740	18,530
Factoring	118,945	108,144
Commercial & Industrial	152,619	78,721
Other	1,971	419
Total gross loans	3,592,880	2,300,920
Allowance for loan losses	(18,373)	(14,182)
Unaccreted discounts and loan fees	(41,666)	(29,820)
Total net loans	$3,532,841	$2,256,918

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at June 30, 2014 and June 30, 2013 were:

	June 30, 2014
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$60,670	$1,060	$(1,850)	$59,880	$47,982	$1,895	$—	$49,877
Non-agency[2]	—	33,529	4,069	(189)	37,409	163,695	6,352	(15,490)	154,557
Total mortgage-backed securities	—	94,199	5,129	(2,039)	97,289	211,677	8,247	(15,490)	204,434
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	—	—	—	—
Municipal	—	28,522	425	(4)	28,943	36,052	3,480	—	39,532
Non-agency	8,066	87,913	687	(54)	88,546	—	—	—	—
Total other debt securities	8,066	116,435	1,112	(58)	117,489	36,052	3,480	—	39,532
Total debt securities	$8,066	$210,634	$6,241	$(2,097)	$214,778	$247,729	$11,727	$(15,490)	$243,966

	June 30, 2013
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$70,517	$1,143	$(1,778)	$69,882	$54,825	$2,386	$—	$57,211
Non-agency[2]	—	45,271	4,221	(208)	49,284	184,742	5,758	(15,986)	174,514
Total mortgage-backed securities	—	115,788	5,364	(1,986)	119,166	239,567	8,144	(15,986)	231,725
Other debt securities:
U.S. agencies[1]	—	25,049	14	—	25,063	—	—	—	—
Municipal	—	11,062	41	—	11,103	36,124	4,005	—	40,129
Non-agency	7,111	29,646	630	(1)	30,275	—	—	—	—
Total other debt securities	7,111	65,757	685	(1)	66,441	36,124	4,005	—	40,129
Total debt securities	$7,111	$181,545	$6,049	$(1,987)	$185,607	$275,691	$12,149	$(15,986)	$271,854
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily supersenior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets for the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2014		June 30, 2013
(Dollars in thousands)	Amount	Rate*	Amount	Rate*
Non-interest bearing	$186,786	—%	$81,524	—%
Interest bearing:
Demand	1,129,535	0.63%	311,539	0.50%
Savings	935,973	0.73%	641,534	0.67%
	2,065,508	0.67%	953,073	0.61%
Time deposits:
Under $100	107,294	1.23%	183,754	1.36%
$100 or more	681,948	1.67%	873,648	1.52%
Total time deposits	789,242	1.61%	1,057,402	1.50%
Total interest bearing	2,854,750	0.93%	2,010,475	1.08%
Total deposits	$3,041,536	0.88%	$2,091,999	1.04%
* Based on weighted-average stated interest rates at end of period.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
(Unaudited)	2014	2013	2012	2011	2010

Checking and savings accounts	30,402	23,567	19,931	16,105	17,192
Time deposits	7,571	11,103	12,341	16,793	10,554
Total number of deposit accounts	37,973	34,670	32,272	32,898	27,746

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2014			2013			2012
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$2,850,600	$147,664	5.18%	$2,157,974	$113,503	5.26%	$1,607,523	$89,308	5.56%
Federal funds sold	—	—	—%	17,017	30	0.18%	12,297	10	0.08%
Interest-earning deposits in other financial institutions	107,534	275	0.26%	23,632	47	0.20%	295	—	—%
Mortgage-backed and other investment securities[4]	513,055	24,939	4.86%	485,540	22,073	4.55%	522,906	26,415	5.05%
Total interest-earning assets	3,471,189	172,878	4.98%	2,684,163	135,653	5.05%	2,143,021	115,733	5.40%
Non-interest-earning assets	58,953			70,896			46,464
Total assets	$3,530,142			$2,755,059			$2,189,485
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$1,522,884	$10,723	0.70%	$826,797	$6,399	0.77%	$504,835	$4,388	0.87%
Time deposits	876,621	14,094	1.61%	1,065,669	16,469	1.55%	1,003,728	20,501	2.04%
Securities sold under agreements to repurchase	85,726	3,840	4.48%	114,247	5,068	4.44%	125,820	5,552	4.41%
Advances from the FHLB	576,307	6,981	1.21%	436,383	5,939	1.36%	333,866	5,955	1.78%
Other borrowings	5,155	143	2.77%	5,155	151	2.93%	5,155	149	2.89%
Total interest-bearing liabilities	3,066,693	35,781	1.17%	2,448,251	34,026	1.39%	1,973,404	36,545	1.85%
Non-interest-bearing demand deposits	123,859			45,299			13,796
Other non-interest-bearing liabilities	23,549			18,681			16,152
Stockholders’ equity	316,041			242,828			186,133
Total liabilities and stockholders’ equity	$3,530,142			$2,755,059			$2,189,485
Net interest income		$137,097			$101,627			$79,188
Interest rate spread[5]			3.81%			3.66%			3.55%
Net interest margin[6]			3.95%			3.79%			3.70%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $32.1 million, $32.8 million and $33.4 million as of June 30, 2014, 2013 and 2012, respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Includes $5.5 million of municipal securities which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2014			2013
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans[3,4]	$3,390,891	$43,391	5.12%	$2,319,512	$30,905	5.33%
Federal funds sold	—	—	—%	61	1	0.21%
Interest-earning deposits in other financial institutions	127,994	87	0.27%	82,348	47	0.23%
Mortgage-backed and other investment securities[5]	506,986	6,664	5.26%	480,746	5,510	4.58%
Total interest-earning assets	4,025,871	50,142	4.98%	2,882,667	36,463	5.06%
Non-interest-earning assets	53,658			79,611
Total assets	$4,079,529			$2,962,278
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$1,978,485	$3,542	0.72%	$904,197	$1,569	0.69%
Time deposits	836,646	3,381	1.62%	1,120,986	4,264	1.52%
Securities sold under agreements to repurchase	52,759	594	4.50%	110,017	1,223	4.45%
Advances from the FHLB	667,612	2,093	1.25%	458,481	1,366	1.19%
Other borrowings	5,155	36	2.79%	5,155	36	2.79%
Total interest-bearing liabilities	3,540,657	9,646	1.09%	2,598,836	8,458	1.30%
Non-interest-bearing demand deposits	160,678			72,071
Other non-interest-bearing liabilities	21,836			20,904
Stockholders’ equity	356,358			270,467
Total liabilities and stockholders’ equity	$4,079,529			$2,962,278
Net interest income		$40,496			$28,005
Interest rate spread[6]			3.89%			3.76%
Net interest margin[7]			4.02%			3.89%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $32.1 million and $32.8 million as of June 30, 2014 and 2013, respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
5 Includes $5.5 million of municipal securities which are taxed at a reduced rate.
6 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
7 Net interest margin represents net interest income as a percentage of average interest-earning assets.